                                                                       EXHIBIT A

                        AGREEMENT REGARDING JOINT FILING

         The undersigned, Biotechnology Value Fund, L.P., a Delaware limited partnership, Biotechnology Value Fund II, L.P., a Delaware limited partnership, BVF Partners L.P., a Delaware limited partnership, and BVF Inc., a Delaware corporation, hereby agree and acknowledge that the information required by the Amendment containing the information required by Schedule 13D, to which this Agreement is attached as an exhibit, is filed on behalf of each of them. The undersigned further agree that any further amendments or supplements thereto shall also be filed on behalf of each of them.

Dated:   February 11, 2000

                  BIOTECHNOLOGY VALUE FUND, L.P.

                  By:      BVF Partners L.P., its general partner

                           By:      BVF Inc., its general partner

                                    By:     /s/ Mark N. Lampert
                                            ------------------------------
                                            Mark N. Lampert
                                            President

                  BIOTECHNOLOGY VALUE FUND II, L.P.

                  By:      BVF Partners L.P., its general partner

                           By:      BVF Inc., its general partner

                                    By:     /s/ Mark N. Lampert
                                            ------------------------------
                                            Mark N. Lampert
                                            President

                  BVF PARTNERS L.P.

                  By:      BVF Inc., its general partner

                           By:      /s/ Mark N. Lampert
                                    ------------------------------
                                    Mark N. Lampert
                                    President

                  BVF INC.

                  By:      /s/ Mark N. Lampert
                           ------------------------------
                           Mark N. Lampert
                           President